UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2010

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Appointment of Director

On December 1, 2010, the Board appointed Ms. Jane Aggers to the Company’s Board of Directors effective immediately.  Ms. Aggers will serve as a Class I Director and will serve as a member of the Audit Committee.  The addition of Ms. Aggers brings the Board’s current membership to eight directors.  A copy of the press release announcing this appointment is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Ms. Aggers has served as President, Chief Executive Officer and a member of the Board of Directors of Hancock Fabrics since 2005.  Prior to that time, she served as co-founder of MMI, a marketing and business consulting firm and served 24 years in various merchandising roles at Jo-Ann stores, with her last position as Executive Vice President, and was a buyer with The Higbee Company.  She has served on the Boards of Moto Photo, Inc., the Shannon Rodgers and Jerry Silverman School of Design at Kent State University, and as a Trustee for the Cleveland Institute of Music.  Ms. Aggers graduated from Bowling Green State University.

Board members of the Company receive an annual retainer of $60,000.  Under the Amended 2006 Non-Employee Director Equity Plan (DEP), board members also currently receive 10,000 options to purchase shares of our common stock upon election to the Board and 5,000 options to purchase shares of our common stock for each full year of service, pro-rated for Directors who serve less than one full fiscal year.  Ms. Aggers will also be eligible to participate in the Amended 2005 Director Deferred Compensation Plan (Deferred Plan) which allows each non-employee Director to defer all or a portion of their Board fees into cash, stock units or stock options annually on a calendar year basis.  For more information on the DEP and Deferred Plan, see the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2010.

Item 7.01.  Regulation FD Disclosure.

A copy of a press release relating to the appointment of Ms. Jane Aggers to the Company’s Board of Directors is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 only if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Dated December 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Senior Vice President and Chief Financial Officer

December 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated December 1, 2010